Defined Asset Funds [Registered]
                             Quantitative Research
                                 2000 Series B
                            Select Growth Portfolio

A Disciplined Approach to Growth Stock Investing
[logo] Merrill Lynch

Choosing investments to support your financial objectives can be difficult. While many mutual funds and money managers follow a "growth stock" investment style, there is no generally accepted definition of a growth stock and no easy way to select one. That's why Defined Asset Funds [Registered] developed a portfolio designed to provide definition and discipline to aggressive growth stock investing with our...

Select Growth Portfolio

Defined Asset Funds - Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the-regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind - yours.

Growth Stock Investing

If you're interested in adding aggressive growth stocks to your portfolio, the Select Growth Portfolio offers you a screened portfolio of ten stocks with just one investment. Investors whose primary objective is aggressive long-term growth, and who have the will and ability to withstand the extreme price volatility of aggressive growth stocks, have the potential for greater rewards over time.

The Screening Process

O'Shaughnessy Capital Management, Inc., a registered investment advisor (the Portfolio Consultant), developed a quantitative selection

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model that screens a universe of over 5,000 stocks to identify growth stocks believed to be reasonably priced and to have attractive growth potential.

- Growth - select stocks with consensus estimated earnings per share growth of 20% for the next year. Then, to give a longer-term view and to avoid short-term run-ups, the Portfolio Consultant screens for a 20% estimated consensus earnings - per-share growth rate for the next three to five years.

- Value - select growth stocks with Price-to-Earnings Ratios not exceeding their estimated three-to-five year earnings growth rates.

- Relative Strength - identify stocks with strong relative price performance over the prior six months.

The Portfolio Consultant then eliminates smaller companies with market capitalizations below $750 million. Finally, the Defined Asset Funds Research Group selects the ten stocks considered most attractive.

A Defined Strategy

The Select Growth Portfolio is based on the strategy of buying ten screened growth stocks and holding them for about a year. At the end of that time, we intend to reapply the Strategy and offer a new Select Growth Portfolio. At that time you can roll your proceeds into the new Portfolio, if available, or redeem your investment.

Although this is a one-year investment, as with all equity investing, a longer-term view is appropriate. To reduce the effect of short-term volatility, we recommend staying with the Strategy for at least three to five years for potentially more consistent results.

A DEFINED PORTFOLIO

Company                                                                   Symbol
CSG Systems International, Inc.                                             CSGS
CSG Systems provides customer and billing solutions for providers of cable television, direct broadcast satellites and online and telephone services.

Cypress Semiconductor Corporation                                             CY
Cypress Semiconductor designs, develops, manufactures and markets a line of digital and mixed-signal integrated circuits for the telecommunications, computer and instrumentation systems markets.

Express Scripts, Inc.                                                       ESRX
This full-service pharmacy, benefit-management and specialty managed- care company serves managed care organizations, insurance carriers, third-party administrators, employers and union-sponsored benefit plans throughout North America.

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Hain Celestial Group, Inc.                                                  HAIN
This company's natural, organic and specialty food products are sold nationally to food distributors, supermarkets and natural food stores.

IDEXX Laboratories, Inc.                                                    IDXX
IDEXX Laboratories provides diagnostic, detection and information systems for veterinary, food and water testing applications. It also operates an international network of veterinary reference laboratories.

KEMET Corporation                                                            KEM
This company's products, including solid tantalum and multilayer ceramic capacitors, are used in a wide variety of electronic applications.

Mentor Graphics Corporation                                                 MENT
Mentor Graphics manufactures, markets and supports software and hardware electronic design automation tools, which are used by engineers.

Michaels Stores, Inc.                                                       MIKE
This specialty chain of home decoration and arts and crafts items, operating in the United States, Canada and Puerto Rico, sells picture frames, art and hobby supplies and silk and dried flowers.

Orthodontic Centers of America, Inc.                                         OCA
This company provides practice-management services to orthodontic centers in the United States, Puerto Rico, Mexico and Japan.

Plantronics, Inc.                                                            PLT
Plantronics designs, manufactures and markets lightweight communications headsets and headset accessories and services, as well as specialty telephone products for hearing-impaired users.

Past Performance of Prior Select Growth Portfolios

Past performance is no guarantee of future results.

Series From Inception Through 3/31/00               Most Recently Completed
(including annual rollovers)                                Portfolio

Inception    Series    Return    Period             Series          Return

2/14/95      A         44.27%    2/17/98-3/19/99    A                26.37%
6/6/95       B         17.77     5/18/98-6/18/99    B               -13.99
8/1/95       C         10.59     8/24/98-10/1/99    C                43.53
11/1/95      D         28.99    12/1/98-1/7/00      D               193.63

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses.

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Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

definedfunds.com/ml

BUY WITH KNOWLEDGE. HOLD WITH CONFIDENCE.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P Market Cap Plus Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio(DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy Portfolios [Service Mark]
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks
Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.
- This Portfolio consists of aggressive growth stocks which are

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subject to extreme price volatility. Therefore, this Portfolio should be considered speculative and not a complete equity investment program. This Portfolio is concentrated in technology stocks, which may involve special risks.
- There can be no assurance that this Portfolio will meet its objective.
- This Portfolio is designed for investors who can assume the risks associated with speculative equity investments. It is not appropriate for investors seeking capital preservation or current income.
- The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.
- The Model and the Portfolio Consultant have a limited track record. Since 1995, when the first Portfolio was offered, the model has often underperformed the S&P 500 Index and other equity indices.
- It is unlikely that this Portfolio will change over its one-year life, even if the stock market decreases in value or adverse developments affect the stocks held.

Tax Efficiency
Your taxable income is expected to include foreign withholding taxes. However, subject to limitations, you may be able to credit these taxes against your U.S. federal income taxes. This Portfolio may not be appropriate for foreign investors who would not be subject to U.S. withholding taxes if they directly owned the securities held by the Portfolio.

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%). Please consult your tax advisor concerning state and local taxation.

Defining Your Costs
You will pay an initial sales charge of about 1%, the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

                                   As a % of Public         Amount Per
                                    Offering Price          1,000 Units

Initial Sales Charge                     1.00%                 $10.00
Deferred Sales Charge                    1.50%                 $15.00
Maximum Sales Charge                     2.50%                 $25.00

Creation and Development Fee
(as a % of net assets)                  0.250%                 $2.48

Estimated Annual Expenses
(as a % of net assets)                  0.204%                 $2.01

Estimated Organization Costs                                   $2.67

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If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts
For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

Amount                                            Total Sales Charge as a % of
Purchased                                                Public Offering Price

Less than $50,000                                               2.50%
$50,000 to $99,999                                              2.25
$100,000 to $249,999                                            1.75
$250,000 to $999,999                                            1.50
$1,000,000 or more                                              0.75

Participate in Growth Stocks Now!
You can get started with the Select Growth Portfolio for $250. Call your financial professional to learn how the Select Growth Portfolio may help you meet your personal investment goals and how it may be appropriate for your IRA account. You can also request a free prospectus containing more complete information, including sales charges, expenses and risks or download a prospectus from our Web site address listed above. Please read the prospectus carefully before you invest or send money.

[logo] Printed on Recycled Paper                                    11591BR-6/00

[copyright] 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.

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